VK-Cat II-SUMSUP-1 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R and Y shares, as applicable, of the Funds listed below:
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen U.S. Mortgage Fund
Effective September 24, 2012, the first breakpoint at which investors may qualify for sales charge discounts will be changed from $50,000 to $100,000 and the maximum sales charge imposed on Class A shares will change from 4.75% to 4.25%.
Effective September 24, 2012, “Van Kampen” is removed from the fund name.
VK-Cat II-SUMSUP-1 072012

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